EXCHANGE LISTED FUNDS TRUST

Saba Closed-End Funds ETF
(the “Fund”)

Supplement dated November 13, 2017 to the Fund’s currently effective Prospectus

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus and should be read in conjunction with that document.

The following changes to the Fund’s Prospectus are effective immediately:

•	On page 3, the sections entitled “Fees and Expenses” and “Example” are deleted in their entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.15%
Acquired Fund Fees and Expenses	1.30%
Total Annual Fund Operating Expenses[2]	2.55%

[1]	Restated to reflect current fees. Other Expenses include interest expense.
[2]
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$258	$793

•	On page 3, the first paragraph under “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by closed-end funds (the "Underlying Funds"). The Fund expects to invest in Underlying Funds operated by a diversified group of closed-end fund managers ("Underlying Fund Managers"). The Fund may invest in Underlying Funds that are domiciled outside of the U.S. or whose securities are traded on a non-U.S. exchange. The Fund’s sub-adviser, Saba Capital Management, L.P. (the “Sub-Adviser”), uses an investment process that combines fundamental analysis, quantitative analysis and proprietary screening tools. In seeking to maximize value, the Fund may invest in Underlying Funds that are, or the Sub-Adviser believes may become, the subject of an activist campaign by a shareholder, such as a proxy contest, whose aim is to eliminate or reduce the discount to the Underlying Fund’s net asset value. Such activism may be initiated by the Sub-Adviser or by third parties.

•
Under the heading “Principal Risks” beginning on page 4, the descriptions of “Currency Risk” and “Foreign and Emerging Markets Securities Risks” are deleted in their entirety and replaced with the following:

Currency Risk: The Fund or an Underlying Fund may invest in non-U.S. dollar denominated securities of foreign issuers. Where a fund’s NAV is determined in U.S. dollars and the fund invests in non-U.S. dollar denominated securities, the fund’s NAV could decline if the currency of the non-U.S. market in which the fund invests depreciates against the U.S. dollar, even if the value of the fund’s holdings, measured in the foreign currency, increases. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Foreign and Emerging Markets Securities Risk: Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities may be subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets may be subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. The Fund or an Underlying Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts generally must be sponsored, but may be unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The regulatory framework pursuant to which foreign closed-end funds operate may not provide the same protections afforded by U.S. federal securities laws. In addition, where all or a portion of an ETF’s portfolio holdings trade in markets that are closed when the market for the ETF is open, there may be valuation differences that could lead to differences between the ETF’s market price and the value of the ETF’s portfolio holdings.

•	Under the heading “Principal Risks” beginning on page 4, the following risk disclosure is added:

Fund Distributions Risk: The Fund seeks to make cash distributions once per month throughout a calendar year based on a rate determined at the beginning of the year. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The rate and dollar amount of the Fund’s monthly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

Shareholder Activism Risk: When pursuing an activist campaign with respect to an Underlying Fund, the Sub-Adviser may come into possession of material, non-public information about the Underlying Fund. In these circumstances and until such information becomes publicly available, the Fund may be prevented from transacting in Underlying Fund shares, which may adversely affect the Fund’s performance.

•	On page 28, the paragraph under “Fund Distributions” is deleted in its entirety and replaced with the following:

The Fund pays out dividends from its net investment income, if any, monthly and distributes its net capital gains, if any, to investors at least annually. In so doing, the Fund seeks to make cash distributions once per month throughout a calendar year based on a rate determined at the beginning of the year. This rate is based on the Sub-Adviser’s annual projection of income and forecast of interest rates for the upcoming year. Thus, the rate will vary from year to year. Further, the rate may be adjusted at any time during a given year. The Sub-Adviser monitors the Fund’s distributions, the expected cash flow from investments and other metrics in determining whether to adjust the distribution rate during the course of a year. A portion of the distributions made by the Fund may be treated as return of capital for tax purposes. One or more additional distributions may be made generally in December or after the Fund’s fiscal year-end to comply with applicable law. The Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.